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                                                                    EXHIBIT 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST Amendment to Credit Agreement (the "Amendment") is made and entered into as of October 8, 2004, by and between BANK OF THE WEST (the "Bank") and STONE BOARDWEAR, INC. (the "Borrower") with respect to the following:

      This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of August 12, 2003, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

      WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

      NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1.    EXTENSION OF EXPIRATION DATE. The Expiration Date provided for in Section
      1.1.15 of the Agreement shall be extended to May 31,2006.

2. MODIFICATION OF CERTAIN DEFINED TERMS/"FX LIMIT". The dollar amount provided for in Section 1.1.19 of the Agreement shall be changed to $750,000.00.

3. CHANGE IN LINE OF CREDIT DOLLAR AMOUNT. The dollar amount for Line of Credit provided for in Section 2.1.1 of the Agreement shall be changed to $10,000,000.00.

4. MODIFICATION OF REPORTING AND CERTIFICATION REQUIREMENTS/FINANCIAL STATEMENTS. Section 6.1 (i) of the Agreement is modified and amended as follows: The number of days contained in this Section 6.1 (i) which is currently 90 days is hereby amended to be 120 days.

5.    MODIFICATION OF FINANCIAL CONDITION/EFFECTIVE TANGIBLE NET WORTH. Section
      6.2 (i) of the Agreement is modified and amended as follows: The dollar amount contained in this Section 6.2 (i) which is currently $8,000,000.00 is hereby amended to be $12,000,000.00.

6. MODIFICATION OF FINANCIAL CONDITION/MINIMUM NET PROFIT. Section 6.2 (iii) of the Agreement is modified and amended as follows: The dollar amount contained in this Section 6.2 (iii) which is currently $500,000.00 is hereby amended to be $500,000.00 through December 31, 2004 and $2,000,000.00 thereafter.

7. MODIFICATION OF ADDITIONAL INDEBTEDNESS. Section 6.11 of the Agreement is modified and amended as follows: The dollar amount contained in this
      Section 6.11 which is currently $500,000.00 is hereby amended to be $1,000,000.00.

8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby reaffirms the representations and warranties contained in the Agreement and represents that no event, which with notice or lapse of time, could become an Event of Default, has occurred or is continuing.

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9.    CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as
      specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

10. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                      BORROWER:

BANK OF THE WEST                           STONE BOARDWEAR, INC.

By: /s/ Stephen J. Popovich                By: /s/ Richard F. Woolcott
    -------------------------------------      ---------------------------------
NAME: Stephen J. Popovich, Vice President  NAME: Richard F. Woolcott, President
                                                 and CEO

                                           By: /s/ Douglas Collier,
                                               ---------------------------------
                                           NAME: Douglas Collier, CFO and
                                                 Secretary

                                           ADDRESS:

                                              1740 Monrovia Avenue
                                              Costa Mesa, CA 92627

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